DWS INVESTMENTS VIT FUNDS

              SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF
                         EACH OF THE LISTED PORTFOLIOS:

                           ---------------------------


                            DWS Equity 500 Index VIP
                      DWS RREEF Real Estate Securities VIP
                             DWS Small Cap Index VIP



The following information revises "The investment advisor" section in the portfolios' prospectuses:

Effective December 31, 2006, Deutsche Asset Management, Inc. ("DeAM, Inc."), the above-noted portfolios' current investment advisor, will be merged into Deutsche Investment Management Americas Inc. ("DIMA"). The Board of the portfolios has approved a new investment management agreement between each portfolio and DIMA. The new investment management agreements are identical in substance to the current investment management agreements for each portfolio, except for the named investment advisor. DeAM, Inc. and DIMA are each indirect, wholly owned subsidiaries of Deutsche Bank AG.















               Please Retain This Supplement for Future Reference




                                                                     [Logo]DWS
                                                                       SCUDDER
December 29, 2006                                          Deutsche Bank Group